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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 15, 1997


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                 of the First Union Master Credit Card Trust)
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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
        United States                                     33-98546                            56-2017017
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
(State or Other Jurisdiction of                  (Commission File Number)                   (IRS Employer
Incorporation)                                                                              Identification
                                                                                            Number)


            600 Broad Street
           Augusta, Georgia                                           30903
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
(Address of Principal Executive Office)                            (Zip Code)

Registrant's telephone number, including area code (706) 823-2580


                                         N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of June 1997 was delivered to Certificateholders on July 15, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of June 1997 was delivered to Certificateholders on July 21, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the July 15, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the July 21, 1997 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of
                                  June 1997.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        FIRST UNION DIRECT BANK, N.A., on
                                         behalf of the First Union
                                         Master Credit Card Trust


                                        By: /s/ James H. Gilbraith II
                                           ------------------------------
                                            Name: James H. Gilbraith II
                                            Title: Vice President and
                                                   Managing Director





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                                 EXHIBIT INDEX


Exhibit                           Description
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
Exhibit 20.1              First Union Master Credit Card Trust, Series 1996-1
                          Certificateholders' Statement for the July 15, 1996
                          Distribution Date.

Exhibit 20.2              First Union Master Credit Card Trust, Series 1996-2
                          Certificateholders' Statement for the July 21, 1997
                          Distribution Date.

Exhibit 20.3              Trust and Public Series Summary for the First Union
                          Master Credit Card Trust as of June 1997.





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